Exhibit 10.1
3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195

May 18, 2012

Mr. Mike Harrison
Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment 45 to SOW #1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 45 to SOW #1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1. The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

2. Amend Section 1.0 to read in its entirety as follows:

1.0    Product Description:
Supplier Products may be Buyer or Brocade branded product set forth in Exhibit A, Pricing., Description.

3. Add Section 2.13, Point of Sale Reporting to read as follows:

2.1.3 Point of Sale Reporting: Buyer will provide Point of Sale (POS) Information to Supplier by the 5th of each month for sales in the previous month.

4.	Amend Section 2.2, Payment terms, to read in its entirety as follows:

2.2    Payment terms:
Terms for payment on all invoices will be net [**] days from receipt of an acceptable invoice by Buyer.

5. Amend Section 9.7 Software Maintenance and Support as follows: Replace all references to Exhibit B with Exhibit A.

6. Renumber Section 9.7, Field Replaceable Units (FRU) Emergency, as Section 9.8.

7. Amend Section 10.0 to read in its entirety as follows:

10.    COMMUNICATIONS COORDINATORS
All communications between the parties will be carried out through the following designated coordinators.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 1 of 52
Brocade Confidential Information

BUSINESS COORDINATORS

FOR SUPPLIER		FOR BUYER
Name	[**]	Name	[**]
Address	130 Holger Way San Jose, CA 95134	Address	3605 Hwy 52N NW Rochester, MN 55901
Phone	[**]	Phone	[**]
Email	[**]	Email	[**]

TECHNICAL COORDINATORS

FOR SUPPLIER		FOR BUYER
Name	[**]	Name	[**]
Address	130 Holger Way San Jose, CA 95134	Address	555 Bailey Ave, Santa Teresa Lab San Jose CA 95141
Phone	[**]	Phone	[**]
Email	[**]	Email	[**]

PRICING NOTICES

FOR SUPPLIER	Authorized Representative	FOR BUYER	Authorized Representative
Name	[**]	Name	[**]
Address	130 Holger Way San Jose, CA 95134	Address	3605 Hwy 52N NW Rochester, MN 55901
Phone	[**]	Phone	[**]
Email	[**]	Email	[**]

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile to the party set forth below:

LEGAL NOTICES

FOR SUPPLIER		FOR BUYER
Name	General Counsel Legal Department	Name	[**]
Address	130 Holger Way San Jose, CA 95134	Address	650 Harry Road Almaden Research Center San Jose CA 95120
Phone	[**]	Phone	[**]
Fax	[**]	Email	[**]

8.	Delete Attachment B, Supplier Quality Attachment, in its entirety, and replace with the attached, Attachment B, Supplier Quality Requirements Document.

9.	Exhibit A of the SOW#1 is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

10.
Add Exhibit B Product Unique Attachment for IBM System x, Intelligent Cluster. The purpose of this attachment is to define unique terms and conditions that apply to sales of Brocade products for use with the IBM System x, Intelligent Cluster only.

11. Add Exhibit C, Product Unique Attachment for Brocade branded Ethernet products. The purpose of this attachment is to define unique terms and conditions that apply to sales of Brocade Ethernet products for use with IBM System Networking and IBM System x channels.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 2 of 52
Brocade Confidential Information

12.
Scope of Indemnification. Brocade Network Advisor 11.2.x  (IP Pro) software shipped with the Product will be Brocade-branded and supported by Brocade.  The end user may choose to purchase a license or use a limited evaluation license obtained directly from Brocade or a Brocade channel partner.  End users use of such software will be subject to additional licensing provisions.  Brocade indemnifies IBM for Brocade Network Advisor 11.2.x  (IP Pro) as a Product under Section 9.0, Indemnifications, of Goods Agreement ROC-P-68.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To:	Accepted and Agreed To:
International Business Machines Corporation	Brocade Communications Systems, Inc.
By: /s/ Kristen Styers 5/21/12	By: /s/ Andrew A. Vandeveld 5/18/12
Authorized Signature Date	Authorized Signature Date

Kristen Styers	Andrew A. Vandeveld
Type or Print Name	Type or Print Name

Mgr. Networking	GSI VP
Title & Organization	Title & Organization

Address:	Address: 130 Holger Way
San Jose, California 95134-1376

Accepted and Agreed To:
Brocade Communications Switzerland, SarL
By: /s/ Alberto Soto 5/21/12
Authorized Signature Date

Alberto Soto
Type or Print Name

Vice President EMEA
Title & Organization

Amendment 45 to SOW 1 Page 3 of 52
Brocade Confidential Information

ATTACHMENT B
SUPPLIER QUALITY REQUIREMENTS DOCUMENT

Brocade and IBM accept the IBM Supplier Quality Requirements (SQRD) document dated December 18, 2007 with the following agreed-to changes:

4.2, Manufacturing Process Documentation:
Brocade is not in full agreement with the following sentence, [**]  Some information is proprietary to Brocade and its manufacturing sites and may be viewed during on-site visits.

4.5.1, First Piece Build and Inspection Requirements - General Requirements:
For the purpose of ensuring understanding Brocade's interpretation of the following statement, [**] is not applicable to Brocade's products/processes.  Brocade does perform First Article inspections and products must pass Functional Test prior to shipment.

4.6 Sub-Tier Procurement Requirements:
In response to the following SQRD statement, [**]  Brocade has an established supplier process that includes supplier qualification, product/component qualification, incoming/receiving inspection and supplier performance rating.  Brocades process is consistent with the intent of this statement and will use our process in lieu of this statement.

5.4 Supplier Engineering Change (EC) Process Control Requirements:
The following statement is not applicable to Brocade, [**]  Brocade does not publish BOMs.  Brocade will follow the established Process Change Notice (PCN) process as currently agreed upon with IBM as the vehicle to communicate changes to the BOM as a result form, fit or function changes.

8.2 Continuous Improvement:
In response to the following SQRD requirement, [**]
Brocade defaults to the Statement of Work (SOW).  Brocade will provide product that meets/exceeds six sigma and is currently meeting contractual requirements.  In the event of specific quality issues, Brocade will continue to work with IBM to identify root cause and corrective/preventive actions.

14 IT Toolsets:
Brocade will continue to use the currently accepted PCN process.  Additionally, Brocade is using the agreed upon ordering process.  Brocade has their own internal tools that address the intent of the additional listed items.  Any modifications to current tools should be specified in the SOW.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 4 of 52
Brocade Confidential Information

IBM Engineering Specification

IBM SUPPLIER QUALITY
REQUIREMENTS DOCUMENT

(SQRD)

December 18, 2007

Document Owner: Luis Gracia
Document Approver: Ryan Cruz, Manager ISC Corporate Quality

This document is maintained and distributed by ISC Corporate Quality (Department CASA)

PN 03N6595 Page 1 of 18	EC H14017B 18 December 07	EC XXXXXX

This document is the property of IBM. Its use is authorized only for responding to a request for quotation or for the performance of work for IBM.

Amendment 45 to SOW 1 Page 5 of 52
Brocade Confidential Information

Exhibit A
Products and Pricing
(see attached pages)

Amendment 45 to SOW 1 Page 6 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
	[**]		[**]	[**]	[**]
SW2400 & SW2800
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2Gbit/sec Switch Products and Software
SW3200
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SW3800
[**]	[**]	[**]	[**]	[**]	[**]
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]			[**]
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SW3900
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SW325x & SW385x
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 7 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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4Gbit/sec Switch Products and Software
SW210x
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SW4100
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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	[**]		[**]	[**]	[**]			V
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 8 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]
SW4900
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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BROCADE 5000
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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SW7500
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 9 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 7500E
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8Gbit/sec Switch Products and Software
BROCADE 300
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BROCADE 300 BUNDLED WITH SFP'S
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BROCADE 300 FRU's
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BROCADE 300 OPTIONAL SOFTWARE
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 10 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE 5100
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BROCADE 5100 BUNDLED WITH SFP'S
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BROCADE 5100 FRU's
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 11 of 52
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
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BROCADE 5100 OPTIONAL SOFTWARE
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BROCADE 5300
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BROCADE 5300 BUNDLED WITH SFP'S
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BROCADE 5300 FRU's
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BROCADE 5300 OPTIONAL SOFTWARE
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 12 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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FCoE Switch Products and Software
BROCADE 8000
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BROCADE 8000 - MAINTENANCE RENEWALS
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BROCADE 8000 (CEE Only)
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BROCADE 8000 - MAINTENANCE RENEWALS
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BROCADE 8000 - ACCESSORIES
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 13 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 8000 FRU's
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BROCADE 8000 OPTIONAL SOFTWARE
(NOTE: Using 2 p/n's already released with Brocade 5100)
BROCADE 8000 CEE Only (Accessories, FRU's, Optional Software)
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BROCADE 8000 CEE Only FRU's
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EXTENSION PRODUCTS
BROCADE 7800 Extension Switch
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BROCADE 7800 MAINTENANCE RENEWALS
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BROCADE 7800 FRU's
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BROCADE 7800 OPTIONAL SOFTWARE
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 14 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE ENCRYPTION SWITCH (IBM 2498-E32)
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BROCADE ENCRYPTION SWITCH (IBM 2498-E32) MAINTENANCE RENEWALS
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BROCADE FS8-18 ENCRYPTION BLADE
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BROCADE ENCRYPTION SWITCH AND FS8-18 ENCRYPTION BLADE FRU's
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BROCADE ENCRYPTION PRODUCTS - OPTIONAL SOFTWARE
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MULTI-PROTOCOL ROUTER
SW7420

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Amendment 45 to SOW 1 Page 15 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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DIRECTOR PRODUCTS AND SOFTWARE
SW12000
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Amendment 45 to SOW 1 Page 16 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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SW48000
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Amendment 45 to SOW 1 Page 17 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE DCX (DATA CENTER BACKBONE)
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Amendment 45 to SOW 1 Page 18 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
DCX BLADE - BUNDLED WITH SFP'S
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DCX - OPTIONAL SOFTWARE
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DCX - FRU's
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Amendment 45 to SOW 1 Page 19 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE DCX-4S
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BROCADE DCX-4S MAINTENANCE RENEWALS
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BROCADE DCX-4S - ACCESSORIES
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BROCADE DCX-4S - FRU's
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Amendment 45 to SOW 1 Page 20 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE DCX-4S - OPTIONAL SOFTWARE
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BROCADE FX8-24 DCX EXTENSION BLADE
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BROCADE FX8-24 DCX EXTENSION BLADE - FRU's
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BROCADE FX8-24 DCX EXTENSION BLADE - OPTIONAL SOFTWARE
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BROCADE FCoE 10-24 DCX Blade
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BROCADE FCoE 10-24 DCX Blade - FRU's
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FABRIC MANAGER
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Amendment 45 to SOW 1 Page 21 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing

16Gbit/sec Switch Products
BROCADE 6510 Switch [**]
2498-F48 E32	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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BROCADE 6510 Switch [**] MAINTENANCE RENEWALS
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BROCADE 6510 Switch [**] ACCESSORIES & FRU's
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BROCADE 6510 Switch [**] OPTIONAL SOFTWARE
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BROCADE 6505 Switch [**]
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BROCADE 6505 Switch [**] ACCESSORIES
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BROCADE 6505 Switch [**] FRU'S
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Amendment 45 to SOW 1 Page 22 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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BROCADE 6505 Switch [**] MAINTENANCE RENEWALS
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BROCADE 6505 Switch [**] OPTIONAL SOFTWARE
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16Gbit/sec DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 [**] AND SAN768B-2 [**]
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ACCESSORIES & FRU's
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BLADE FRU'S
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Amendment 45 to SOW 1 Page 23 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
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SW2400 & SW2800
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2Gbit/sec Switch Products and Software
SW3200
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SW3800
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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SW3900
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SW325x & SW385x
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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4Gbit/sec Switch Products and Software
SW210x
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SW4100
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	[**]		[**]	[**]	[**]			V
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
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SW4900
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BROCADE 5000
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SW7500
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 7500E
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8Gbit/sec Switch Products and Software
BROCADE 300
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BROCADE 300 BUNDLED WITH SFP'S
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BROCADE 300 FRU's
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BROCADE 300 OPTIONAL SOFTWARE
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
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BROCADE 5100
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
	[**]	[**]	[**]	[**]	[**]	[**]		[**]

BROCADE 5100 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
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BROCADE 5100 FRU's
	[**]		[**]	[**]	[**]			[**]
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
BROCADE 5100 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
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BROCADE 5300
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE 5300 BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
BROCADE 5300 FRU's
	[**]		[**]	[**]	[**]			[**]
	[**]		[**]	[**]
	[**]		[**]	[**]	[**]
BROCADE 5300 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]
FCoE Switch Products and Software
BROCADE 8000
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE 8000 - MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 (CEE Only)
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE 8000 - MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 - ACCESSORIES
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 8000 FRU's
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 OPTIONAL SOFTWARE
(NOTE: Using 2 p/n's already released with Brocade 5100)
BROCADE 8000 CEE Only (Accessories, FRU's, Optional Software)
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 CEE Only FRU's
	[**]	[**]	[**]	[**]	[**]			[**]
EXTENSION PRODUCTS
BROCADE 7800 Extension Switch
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE 7800 MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 7800 FRU's
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE 7800 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
[**]
BROCADE ENCRYPTION SWITCH (IBM 2498-E32)
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE ENCRYPTION SWITCH (IBM 2498-E32) MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE FS8-18 ENCRYPTION BLADE
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE ENCRYPTION SWITCH AND FS8-18 ENCRYPTION BLADE FRU's
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE ENCRYPTION PRODUCTS - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

MULTI-PROTOCOL ROUTER
SW7420
SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
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	[**]			[**]	[**]

DIRECTOR PRODUCTS AND SOFTWARE
SW12000
[**]	[**]	[**]	[**]	[**]	[**]
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
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SW48000
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]			[**]
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BROCADE DCX (DATA CENTER BACKBONE)
	[**]		[**]	[**]	[**]	[**]
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
DCX BLADE - BUNDLED WITH SFP'S
	[**]		[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]			[**]
DCX - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
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DCX - FRU's
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
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BROCADE DCX-4S
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE DCX-4S MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE DCX-4S - ACCESSORIES
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
BROCADE DCX-4S - FRU's
	[**]	[**]	[**]	[**]	[**]
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]
BROCADE DCX-4S - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
BROCADE FX8-24 DCX EXTENSION BLADE
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE FX8-24 DCX EXTENSION BLADE - FRU's
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE FX8-24 DCX EXTENSION BLADE - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
BROCADE FCoE 10-24 DCX Blade
	[**]	[**]	[**]	[**]	[**]	[**]		[**]
BROCADE FCoE 10-24 DCX Blade - FRU's
	[**]	[**]	[**]	[**]	[**]			[**]

FABRIC MANAGER
	[**]		[**]	[**]	[**]
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing

16Gbit/sec Switch Products
BROCADE 6510 Switch [**]
2498-F48 E32	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE 6510 Switch [**] MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6510 Switch [**] ACCESSORIES & FRU's
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6510 Switch [**] OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6505 Switch [**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
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	[**]	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]
BROCADE 6505 Switch [**] ACCESSORIES
	[**]	[**]	[**]	[**]	[**]
BROCADE 6505 Switch [**] FRU'S
	[**]	[**]	[**]	[**]	[**]			[**]
SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE 6505 Switch [**] MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6505 Switch [**] OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

16Gbit/sec DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 [**] AND SAN768B-2 [**]
	[**]	[**]	[**]	[**]	[**]			[**]
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ACCESSORIES & FRU's
	[**]	[**]	[**]	[**]	[**]	[**]
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BLADE FRU'S
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SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A

Supplier Part Number		Buyer Part Number				- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]			[**]
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OPTIONAL SOFTWARE:
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
IBM SYSTEM STORAGE SAN384B-2 [**]
SAN384B-2	[**]	[**]	[**]	[**]	[**]		[**]	[**]
IBM [**] MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
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IBM [**] FRU'S
	[**]	[**]	[**]	[**]	[**]			v
IBM SYSTEM STORAGE SAN768B-2 [**]
SAN768B-2	[**]	[**]	[**]	[**]	[**]		[**]	[**]
IBM [**] MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
IBM [**] FRU'S
	[**]	[**]	[**]	[**]	[**]			[**]
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 24 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A - Transceivers & Cables

Supplier Part Number		Buyer Part Number					- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
TRANSCEIVERS
	IB-000139	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000141	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000142	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000143	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000144	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000146	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000147	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000148	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000153	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000157	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000163	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000164	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000172	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000174	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000181	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000182	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000183	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000190	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000192	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000193	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000217	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000218	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000300	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-001180	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000198	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000199	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	IB-000228	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
TRANSCEIVERS (FRU'S)

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 25 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A - Transceivers & Cables

Supplier Part Number		Buyer Part Number					- M	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Amendment 45 to SOW 1 Page 26 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A - RMA Only

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Out of Warranty
DIRECTOR PRODUCTS (part numbers for DCX RMA purposes only)
	[**]		[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 27 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A - Annual SW Maintenance

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
SW210E	[**]	[**]	[**]	[**]	[**]
SW210E	[**]	[**]	[**]	[**]	[**]
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SW3252	[**]	[**]	[**]	[**]	[**]
SW3252	[**]	[**]	[**]	[**]	[**]
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SW3854	[**]	[**]	[**]	[**]	[**]
SW3854	[**]	[**]	[**]	[**]	[**]
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SW4100	[**]	[**]	[**]	[**]	[**]
SW4100	[**]	[**]	[**]	[**]	[**]
SW48000	[**]	[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 28 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A - Annual SW Maintenance

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
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	[**]	[**]	[**]	[**]	[**]
SW4900	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
Brocade 5000	[**]	[**]	[**]	[**]	[**]
Brocade 5000	[**]	[**]	[**]	[**]	[**]
SW7420	[**]	[**]	[**]	[**]	[**]
SW7500	[**]	[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 29 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A - Annual SW Maintenance

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
Brocade 7500E	[**]	[**]	[**]	[**]	[**]
Brocade 300	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
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Brocade 5100	[**]	[**]	[**]	[**]	[**]
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Brocade 5300	[**]	[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 30 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A - Annual SW Maintenance

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]	[**]	[**]	[**]	[**]
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Amendment 45 to SOW 1 Page 31 of 52
Brocade Confidential Information

SOW-1 AMENDMENT 45 SCHEDULE 1 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL Exhibit A - Annual SW Maintenance

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]	[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 32 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 2 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL 6710

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW

Base Switch
IB-VDX6710-54-F-IC-M	[**]	[**]			[**]	[**]	[**]	[**]	[**]	[**]
IB-VDX6710-54-R-IC-M	[**]	[**]			[**]	[**]	[**]	[**]	[**]	[**]
Options, Accessories, and Spares
( IBM will release their own media and power cords)
Software Orderables
IB-VDX6710-54VCS-01-X-M	[**]	[**]	[**]				[**]	[**]	[**]
FRU Only
XIB-VDX6710-54-F-IC	[**]		[**]	[**]				[**]		[**]
XIB-VDX6710-54-R-IC	[**]		[**]	[**]				[**]		[**]
XIB-250WPSAC-F-X	[**]		[**]	[**]				[**]
XIB-250WPSAC-R-X	[**]		[**]	[**]				[**]
XIB-R000291-X	[**]	[**]	[**]	[**]				[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 33 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 2 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL 6710

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW
XIB-6710-RMK	[**]		[**]	[**]				[**]
XIB-R000030-X	[**]		[**]	[**]				[**]
XIB-DCX-0131-X	[**]		[**]	[**]				[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 34 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 2 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL 6720

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW

Base Switch
IB-VDX6720-24-F-IC-M	[**]	[**]			[**]	[**]	[**]	[**]	[**]	[**]
IB-VDX6720-24-R-IC-M	[**]	[**]			[**]	[**]	[**]	[**]	[**]	[**]
IB-VDX6720-60-F-IC-M	[**]	[**]			[**]	[**]	[**]	[**]	[**]	[**]
IB-VDX6720-60-R-IC-M	[**]	[**]			[**]	[**]	[**]	[**]	[**]	[**]
Options, Accessories, and Spares
( IBM will release their own media and power cords)
Software Orderables
IB-VDX6720-24FCOE-01-X-M	[**]	[**]	[**]				[**]	[**]	[**]
IB-VDX6720-24VCS-01-X-M	[**]	[**]	[**]				[**]	[**]	[**]
IB-VDX6720-60FCOE-01-X-M	[**]	[**]	[**]				[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 35 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 2 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL 6720

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW
IB-VDX6720-60VCS-01-X-M	[**]	[**]	[**]				[**]	[**]	[**]
FRU Only
XIB-VDX6720-24-F-IC	[**]		[**]	[**]				[**]		[**]
XIB-VDX6720-24-R-IC	[**]		[**]	[**]				[**]		[**]
XIB-VDX6720-60-F-IC	[**]		[**]	[**]				[**]		[**]
XIB-VDX6720-60-R-IC	[**]		[**]	[**]				[**]		[**]
XIB-250WPSAC-F-X	[**]		[**]	[**]				[**]
XIB-250WPSAC-R-X	[**]		[**]	[**]				[**]
XIB-500WPSAC-F-X	[**]		[**]	[**]				[**]
XIB-500WPSAC-R-X	[**]		[**]	[**]				[**]
XIB-FAN-80-R-X	[**]		[**]	[**]				[**]
XIB-FAN-80-F-X	[**]		[**]	[**]				[**]
XIB-000175	[**]		[**]	[**]				[**]
XIB-R000170-X	[**]	[**]	[**]	[**]				[**]

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Amendment 45 to SOW 1 Page 36 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 2 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL 6720

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW
XIB-R000030-X	[**]		[**]	[**]				[**]
XIB-DCX-0131-X	[**]		[**]	[**]				[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 37 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 2 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL MLXe

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW

Base Switch
IB-MLXE-16-MR-M-AC-IC-M	[**]	[**]			[**]	[**]	[**]	[**]	[**]	[**]
IB-MLXE-8-MR-M-AC-IC-M	[**]	[**]			[**]	[**]	[**]	[**]	[**]	[**]
Options, Accessories, and Spares
( IBM will release their own media and power cords)
IB-NI-MLX-MR-X	[**]	[**]	[**]	[**]			[**]	[**]		[**]
IB-NI-X-16-8-HSF-X	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
IB-NI-MLX-10GX8-D-X	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
IB-NI-MLX-1GX48-T-A-X	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
IB-MLX-1GCX24-X-ML-X	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]		[**]
IB-NI-X-ACPWR-X	[**]	[**]	[**]	[**]			[**]	[**]
Software Orderables

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 38 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 2 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL MLXe

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW
FRU Only
XIB-RMK-CAB-MLXE-8-X	[**]	[**]	[**]	[**]			[**]	[**]
XIB-RMK-CAB-MLXE-16-X	[**]	[**]	[**]	[**]			[**]	[**]
XIB-NIBI-Cable-Comb	[**]	[**]	[**]	[**]			[**]	[**]
XIB-MLXE-16-S-IC	[**]		[**]	[**]				[**]		[**]
XIB-MLXE-8-S-IC	[**]		[**]	[**]				[**]		[**]
XIB-MLXE-16-FAN-X	[**]		[**]	[**]				[**]
XIB-MLXE-8-FAN-X	[**]		[**]	[**]				[**]
XIB-MLXE-16-FLTR-X	[**]		[**]	[**]				[**]
XIB-MLXE-8-FLTR-X	[**]		[**]	[**]				[**]
XIB-MLXE-FRUB	[**]		[**]	[**]				[**]
[**]
[**]

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Amendment 45 to SOW 1 Page 39 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 2 TO EXHIBIT A - Product Price List and Description DATE: May 16, 2012 FINAL MLXe

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW
[**]
[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 40 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 3 TO EXHIBIT A - Product Price List and Description DATE: May 18, 2012 FINAL TABLE 1 - System Networking

Supplier Part Number	Description	IBM AAS MTM	IBM PPN	IBM FRU PN	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW

Base Switch
IB-VDX6730-24-R-M	[**]	[**]	[**]			[**]	[**]	[**]
IB-VDX6730-60-R-M	[**]	[**]	[**]			[**]	[**]	[**]
Options, Accessories, and Spares
IB-E1MG-SX-OM-N	[**]		[**]	[**]	[**]	[**]
IB-E1MG-SX-OM-8-N	[**]		[**]		[**]	[**]
IB-E1MG-LX-OM-N	[**]		[**]	[**]	[**]	[**]
IB-E1MG-LX-OM-8-N	[**]		[**]		[**]	[**]
IB-000306	[**]		[**]	[**]	[**]	[**]
IB-000307	[**]		[**]	[**]	[**]	[**]
IB-R000162	[**]		[**]	[**]	[**]	[**]
Software Orderables

FRU Only
XIB-VDX6730-24-R	[**]			[**]		[**]		[**]
XIB-250WPSAC-R	[**]			[**]		[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 41 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 3 TO EXHIBIT A - Product Price List and Description DATE: May 18, 2012 FINAL TABLE 1 - System Networking

Supplier Part Number	Description	IBM AAS MTM	IBM PPN	IBM FRU PN	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW
XIB-VDX6730-60-R	[**]			[**]		[**]		[**]
XIB-FAN-80-R	[**]			[**]		[**]
XIB-500WPSAC-R	[**]			[**]		[**]
XIB-E1MG-SX-OM-N	[**]		[**]	[**]		[**]
XIB-E1MG-LX-OM-N	[**]		[**]	[**]		[**]
XIB-000306	[**]		[**]	[**]		[**]
XIB-000307	[**]		[**]	[**]		[**]
XIB-R000162	[**]		[**]	[**]		[**]
Software Maintenance Renewals
SVC-MAINT	[**]		[**]		[**]	[**]
SVC-MAINT	[**]		[**]		[**]	[**]

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Amendment 45 to SOW 1 Page 42 of 52
Brocade Confidential Information

SOW 1 - AMENDMENT #45 SCHEDULE 3 TO EXHIBIT A - Product Price List and Description DATE: May 18, 2012 FINAL TABLE 1 - System

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW

Base Switch
IB-VDX6730-24-F-X-M	[**]	[**]			[**]	[**]		[**]	[**]	[**]
IB-VDX6730-24-R-X-M	[**]	[**]			[**]	[**]		[**]	[**]	[**]
IB-VDX6730-60-F-X-M	[**]	[**]			[**]	[**]		[**]	[**]	[**]
IB-VDX6730-60-R-X-M	[**]	[**]			[**]	[**]		[**]	[**]	[**]
Options, Accessories, and Spares
IB-10G-SFPP-SR-X	[**]	[**]	[**]	[**]			[**]	[**]
IB-000182-X	[**]	[**]	[**]	[**]				[**]
IB-000293	[**]	[**]	[**]	[**]				[**]
IB-000153-X	[**]	[**]	[**]	[**]				[**]
IB-000190-X	[**]	[**]	[**]	[**]				[**]
IB-E1MG-SX-OM-X	[**]	[**]	[**]	[**]				[**]
IB-E1MG-LX-OM-X	[**]	[**]	[**]	[**]				[**]
XIB-000175	[**]	[**]	[**]	[**]				[**]
XIB-R000170-X	[**]	[**]	[**]	[**]				[**]
Software Orderables

FRU Only

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 43 of 52
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SOW 1 - AMENDMENT #45 SCHEDULE 3 TO EXHIBIT A - Product Price List and Description DATE: May 18, 2012 FINAL TABLE 1 - System

Supplier Part Number	Description	Mfg / IBM Orderable PN	IBM PPN	IBM FRU PN	IBM HVEC MTM	IBM XCC #	IBM Feature Code	Product Price (Includes SW maintenance)	SW Maintenance	OOW
XIB-VDX6730-24-F-X	[**]		[**]	[**]				[**]		[**]
XIB-VDX6730-24-R-X	[**]		[**]	[**]				[**]		[**]
XIB-VDX6730-60-F-X	[**]		[**]	[**]				[**]		[**]
XIB-VDX6730-60-R-X	[**]		[**]	[**]				[**]		[**]
XIB-250WPSAC-F-X	[**]		[**]	[**]				[**]
XIB-250WPSAC-R-X	[**]		[**]	[**]				[**]
XIB-FAN-80-F-X	[**]		[**]	[**]				[**]
XIB-FAN-80-R-X	[**]		[**]	[**]				[**]
XIB-500WPSAC-R-X	[**]		[**]	[**]				[**]
XIB-500WPSAC-F-X	[**]		[**]	[**]				[**]
XIB-R000030-X	[**]		[**]	[**]				[**]
XIB-DCX-0131-X	[**]		[**]	[**]				[**]
Software Maintenance Renewals
SVC-MAINT	[**]	[**]	[**]					[**]
SVC-MAINT	[**]	[**]	[**]					[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 44 of 52
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Exhibit B
Product Unique Attachment
Special Terms

Buyer may purchase Products listed in Schedule 2 to Exhibit A.  The terms and conditions of this SOW #1, as amended, will apply to such purchases, with the exception of the following changes.  In case of a conflict between the terms of SOW #1, as amended, and this Exhibit B, the terms of this Exhibit B shall prevail for purchases of Products set forth in Schedule 2 to Exhibit A.

The following changes are made to SOW #1 for purposes of Products set forth in Schedule 2 to Exhibit A.

•	Section 1.1, Specifications - For the purpose of products listed in Schedule 2 to Exhibit A, Section 1.1 is deleted in its entirety.

•	Section 1.2, Certifications - For the purpose of products listed in Schedule 2 to Exhibit A, Section 1.2 to read in it's entirety as follows:
1.2    Certifications: Certification are as defined in the Brocade Product Specifications as provided by Supplier to Buyer.

•	Section 2.9 Warranty Period - For the purpose of products listed in Schedule 2 to Exhibit A, the product warranty period shall be 39 months.

•	Section 3.0 Rescheduling/Cancellation - For the purpose of products listed in Schedule 2 to Exhibit A, all of this section is deemed deleted.

•	Section 4.0 Replenishment Logistics Attachment - For the purpose of products listed in Schedule 2 to Exhibit A, all of this section is deemed deleted.

•	Section 5.0 Documentation - For the purpose of the Products listed in Schedule 2 to Exhibit A, the first paragraph of this Section is deleted and replaced with the following language:

“Documentation” shall mean the Supplier's standard end-user Product documentation provided on www.brocade.com. Buyer and Supplier agree that no documentation customization is required for the Products covered by this Exhibit D.

•	Section 9.1 Product Repair - Field Failures - For the purpose of products listed in Schedule 2 to Exhibit A, this section is deemed deleted.

•	Section 9.7 Software Maintenance and Support Program - For the purpose of products listed in Schedule 2 to Exhibit A, shall be modified to read as follows:

Products purchased under this Exhibit D may be subject to an annual Software Maintenance and Maintenance Level Support program provided by Supplier.  If applicable, annual Software Maintenance and Maintenance Level Support will be listed on Schedule 2 to Exhibit A. Under the terms of this support program, if applicable, each unit of Product shall be eligible for up to three one (1) year periods of Software Maintenance and Maintenance Level Support commencing from the time Buyer takes title of the Product, unless and until Buyer terminates the Software Maintenance and Maintenance Level Support program for all Products. For purposes of this Section, “Eligible Products” means the number of Products eligible for Software Maintenance and Maintenance Level Support during the relevant time period.  The annual Software Maintenance and Maintenance Level Support program shall be automatically renewed for all units of Product which remain eligible under the preceding sentence, unless cancelled by Buyer effective as of the end of a calendar quarter with [**] prior written notice to Supplier.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 45 of 52
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If the Software Maintenance and Maintenance Level Support Program is cancelled by Buyer, Supplier is no longer obligated to provide Software Maintenance and Maintenance Level Support to Buyer. The fees for each year of this annual Software Maintenance and Maintenance Level Support program for a unit of Product shall be listed as the Annual Software Maintenance and Support Fee per Unit in Schedule 2 of Exhibit A to this SOW.

For the convenience of the Buyer, [**] years of annual Software Maintenance and Maintenance Level Support shall be billed to Buyer with each unit of Product purchased, and such funds shall held by Supplier on Buyer's behalf in a funding pool (the “Pool”) until earned as set forth in this paragraph. At the end of each month, Supplier shall be deemed to earn (and shall draw from the Pool) an amount equal to (A) the number of Eligible Product as of the end of such month, multiplied by (B) one-twelfth of the Annual Software Maintenance Fee per Unit set forth for such Product in Schedule 2 to Exhibit A to this SOW (“Monthly Program Amount”).

For purposes of clarification, if total billings of Software Maintenance and Maintenance Level Support during an annual period exceed the amounts earned and drawn by Supplier from the Pool during that annual period as determined on a monthly basis per the calculation in the prior paragraph, the excess billings will continue to be held by Supplier on Buyer's behalf to offset fees for the annual Software Maintenance and Maintenance Level Support program in a subsequent period. If Buyer elects not to renew the annual Software Maintenance and Maintenance Level Support program for all Products, any funds remaining in the Pool which have not been earned by Supplier shall either be refunded to Buyer or (if the parties mutually agree) may be used as an adjustment to other amounts due to Supplier.  If in any month, the amount remaining in the Pool is insufficient to pay the Monthly Program Amount as determined above, Buyer at Buyer's option may elect to either have the Supplier invoice Buyer for the amount of the deficiency, adjust the unit price in subsequent period(s) for the deficient amount, or adjust other amounts due to Supplier based on mutual agreement between the parties.

In addition, Buyer may, at Buyer's sole discretion renew Software Maintenance and Maintenance Level Support beyond the [**] year period at the Annual Software Maintenance and Support Fee per Unit in Schedule 2 to Exhibit A to this SOW. Supplier will invoice Buyer for these subsequent renewals.

When initiating a technical support request with Supplier, Buyer may provide only if it is reasonably available to Buyer either the serial number or worldwide name of the Product.  Supplier shall have the right to assign support obligations to the appropriate local Supplier subsidiary.

Notwithstanding the foregoing, any customer will be entitled to firmware and/or software fixes at no additional charge for five (5) years after the termination of SOW 1 or five (5) years after and End of Life notice provided by Supplier pursuant to Section 2.10, whichever is earlier.

•	Section 9.8 Field Replace Units (FRU) Emergency - For the purpose of products listed in Schedule 2 to Exhibit A, this section is deemed deleted.

•	Attachment A, IBM CSP Requirements - For the purpose of products listed in Schedule 2 to Exhibit A, this section is deemed deleted.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 46 of 52
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•	Section 12.0 Hazardous Substance and Environmental Law Requirements - For the purpose of products listed in Schedule 2 to Exhibit A, this section shall be amended to read as follows.

12.0 Hazardous Substance and Environmental Law Requirements

Supplier is responsible for understanding and complying with: (a) all Environmental Laws applicable to Supplier that restrict, regulate or otherwise govern Buyer's direct or indirect import, export, sale or other distribution of Supplier's Products or Deliverables on a stand-alone basis, or as part of a buyer server, storage, or retail store solution. “Environmental Laws” means those laws, rules and regulations (local, state, provincial or federal) of the nations of the European Union, United States, Canada, Brazil, Venezuela, Switzerland, Norway, South Africa, Israel, Egypt, Hong Kong, Russia, China, Singapore, Taiwan, India, Korea and Australia that relate to environmental matters, including without limitation material restrictions, material bans, product labeling, availability of product environmental information, energy efficiency, end-of-life product take back, packaging, batteries and other similar requirements. For example, Environmental Laws include without limitation those laws of the European Union member states that implement Directive 2002/95/EC regarding restriction of the use of certain hazardous substances in electrical and electronic equipment.

As requested by Buyer, Supplier shall provide evidence of compliance with the legal requirements resulting from its obligations above by suitable means, and shall assist Buyer with any reporting obligations related to Supplier's Products or Deliverables on a stand-alone basis, or as part of a buyer server, storage, or retail store solution. Supplier certifies that the information and data provided in accordance with the foregoing, as well as any other information or data provided in accordance with the applicable specifications is accurate, true, and complete. Should supplier become aware of any conflict between the requirements of a Buyer specification applicable to the Product or Deliverable and the Environmental Laws, Supplier shall notify Buyer in writing of the conflict and Buyer shall inform Supplier which restriction controls. Notwithstanding the foregoing, where Buyer is deemed the producer of supplier's products or deliverables under a European Union member state's implementation of Directive 2002/96/EC on waste electrical and electronic equipment, buyer shall have responsibility as the producer under this law unless it contracts with supplier to perform some or all of the producer responsibilities.

•	Section 12.1 - For the purpose of products listed in Schedule 2 to Exhibit A, this section is deemed deleted.

Amendment 45 to SOW 1 Page 47 of 52
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Exhibit C
Product Unique Attachment
Special Terms

Buyer may purchase Products listed in Schedule 3 to Exhibit A.  The terms and conditions of this SOW #1, as amended, will apply to such purchases, with the exception of the following changes.  In case of a conflict between the terms of SOW #1, as amended, and this Exhibit C, the terms of this Exhibit C shall prevail for purchases of Products set forth in Schedule 3 to Exhibit A.

The following changes are made to SOW #1 for purposes of Products set forth in Schedule 3 to Exhibit A.

•	Section 1.1, Specifications - For the purpose of products listed in Schedule 3 to Exhibit A, Section 1.1 is deleted in its entirety.

•	Section 1.2, Certifications - For the purpose of products listed in Schedule 3 to Exhibit A, Section 1.2 to read in it's entirety as follows:
1.2    Certifications: Certification are as defined in the Brocade Product Specifications as provided by Supplier to Buyer.

•	Section 3.0 Rescheduling/Cancellation - For the purpose of products listed in Table 2 (SystemX), Schedule 3 to Exhibit A, this section is deemed deleted and replaced with the following:

3.0 Product Hubbing/Consignment

3.1
Hub Arrangement The parties hereby agree that “Hub Product” is defined as any Supplier Product for which a portion of sales of such Product are subject to a hubbing arrangement.  The following terms and conditions will apply to any Hub Product(s) for which an agreement has been executed between and among Supplier, Buyer, and/or third party (“Hub Provider”) to allow such Hub Product to be shipped to and held in a third party's warehouse (or warehouses) (“Hub(s)”).  The parties agree that, as of the Effective Date of Amendment Number 45 to the Agreement, the Brocade [**] for IBM System x will be a Hub Product.

Hubs will be established for IBM's third party fulfillment partners [**].  The parties reserve the right to discuss the addition of a Hub in other location(s), subject to the mutual written agreement of the parties.

The parties will mutually agree to any cost adders associated with the hubbing arrangement, such as freight cost to hub destinations and warehousing fees prior to any performance, which Supplier may include in the Product price and update in SOW1 exhibit A, table 3, Product Price List and Description, and for other products will be added to the applicable price list.  The parties agree to periodically review a breakdown of such cost adders to determine if changes in the logistics will change this cost.

3.2
Hub Stocking  On a weekly basis Buyer, or Hub Provider, will provide a 13-week rolling forecast to Supplier showing the demand for the Hub Products to be sent to the Hub(s), such quantities shall be identified by the specific geographic locations of the Hubs (“Hub Forecast”).  Supplier and Buyer will review the weekly forecast and mutually agree to the final Hub Forecast for calculation of the appropriate stocking levels.  Supplier agrees to ship quantities of such Product to the Hubs sufficient to meet at least [**] weeks of demand, and at most [**] weeks of demand, both of which are based on the forward-looking [**] week period forecast (“Minimum Stock Level”). Should Buyer pull more than the Hub Forecast amount, Supplier will have [**] weeks to restock the Hub to the Minimum Stock Level.  The Minimum Stock Level will include the balance of the material physically in the hub location available for immediate sale (“On-Hand Balance”) plus the material en route to the hub location scheduled for arrival within the transit lead time for that hub (“In-Transit Balance”).

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 48 of 52
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Supplier may reduce Hub inventory to zero only when there is no demand reflected in each week of the Hub Forecast for the forward-looking [**] week period.

3.3
Ship Performance   Supplier's goal will be to satisfy a [**] percent [**] product availability rate at each Hub location. Product Availability is defined as Hub Products being available for pull by Hub Provider at a time a valid pull notification is received.  At the beginning of each calendar quarter, Buyer and Supplier may discuss the above Product Availability rate goal. Should the parties agree that the Product Availability rate goal was not achieved, Supplier will immediately acknowledge the deficiency.  Within three (3) days of such acknowledgement, Supplier will begin the Corrective/Preventive Action Process to determine the root cause, and will develop an appropriate corrective action.  Hub Product pull requests in excess of Hub Forecast will not be used in the calculation of the product availability rate, nor in the determination of root cause.  In addition, should Supplier experience an allocation situation, the allocation provisions of SOW3 PUA Section 7.0 “Supply of Products” shall apply.

3.4
Shipping  Supplier will be responsible for shipping charges of the Hub Product from Supplier's point of origin to the Hub.  Pursuant to Section 1.0 of this Attachment 5 these costs may be included in the Product price.  All shipments from the Hub will be EXW the Hub, and Buyer is responsible for all shipping charges thereafter.  Buyer will act as the importer of record for all Hub Product shipped from the Hub and will be responsible for associated customs, duty, and Value Add Tax (VAT) administration.  Title to and risk of loss of the Hub Product will pass to Buyer upon physical removal of such Hub Product from Brocade's designated area within the applicable Hub.

3.5
Product Discontinuance for Products Held in Hub  Discontinuance of any Hub Product shall be in accordance with the terms set forth in the SOW.  The parties agree to work together to minimize the liability of each party upon end-of-life notice of a Hub Product.

•	Section 4.0 Replenishment Logistics Attachment - For the purpose of products listed in Schedule 3 to Exhibit A, all of this section is deemed deleted.

•	Section 9.7 Software Maintenance and Support Program - For the purpose of products listed in Schedule 3 to Exhibit A, all of this section is deemed deleted and replaced with the following:

9.7 Software Maintenance and Support Program

All Products purchased under this SOW shall be eligible for coverage under Seller's annual Software Maintenance and Support Program. Under the terms of this support program, Supplier shall provide for a fee, Software Maintenance and Support for Products. Included as part of the transfer price for the Products as set forth in table 3 of exhibit A is provision of [**] months of such support commencing on Product shipment (“Initial Coverage Period”). After the expiration of the Initial Coverage Period, subsequent Software Maintenance and Support shall be referenced as “Post-contract Customer Support” “PCS”. Supplier will make PCS available for a [**] year period following product end of life. Software Maintenance and Support (including PCS) is defined as the inclusion of product/software upgrades/enhancements that significantly improve the marketability of the product, product interoperability updates together with the Technical Support defined in Section 9.4. Buyer will make available to its customers the software upgrade feature options included in table three (3) to exhibit A. Customers that purchase this feature shall be entitled to such software upgrades. Notwithstanding the foregoing, any customer will be entitled to firmware and/or software fixes at no additional charge for [**] years after the termination of SOW 1 or [**] after and End of Life notice provided by Supplier pursuant to Section 2.10, whichever is earlier.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 49 of 52
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•	Section 9.8 Field Replace Units (FRU) Emergency - For the purpose of products listed in Schedule 3 to Exhibit A, other than those products identified below, this section is deemed deleted.

IBM FRU Part Number	Supplier Part Number	Description
[**]	XIB-VDX6730-60-R	VDX 6730, 60P SFP+ PORTS,16 8G FC Ports, 0 x 8G SWL Optics, PORT SIDE EXHAUST AF Includes Power Supply, fan, VCX & FCoE license
[**]	XIB-FAN-80-R	FRU FAN, 80MM, PORT SIDE EXHAUST AF
[**]	XIB-500WPSAC-R	FRU 500W ACPS, PORT SIDE EXHAUST AF
[**]	XIB-E1MG-SX-OM-N	1000BASE-SX SFP OPTIC, MMF, LC CONNECTOR, OPTICAL MONITORING CAPABLE, 1 PACK
[**]	XIB-E1MG-LX-OM-N	1000BASE-LX SFP OPTIC, SMF, LC CONNECTOR, OPTICAL MONITORING CAPABLE, 1 PACK
[**]	XIB-VDX6730-24-R	VDX 6730, 24P SFP+ PORTS, 8 8G FC Ports, 0 optics PORT SIDE EXHAUST AF Includes Power Supply, Fan, VCS & FCoE license
[**]	XIB-250WPSAC-R	FRU 250W ACPS/FAN, PORT SIDE EXHAUST AF

[**]	XIB-VDX6730-24-F-X	VDX 6730, 24P SFP+ PORTS, 8 x 8G FC Ports, 0 Optics, NON-PORT SIDE EXHAUST AF Includes fan, power supply, VCS & FCoE license
[**]	XIB-VDX6730-24-R-X	VDX 6730, 24P SFP+ PORTS, 8 8G FC Ports, 0 optics PORT SIDE EXHAUST AF Includes fan, power supply, VCS & FCoE license
[**]	XIB-VDX6730-60-F-X	VDX 6730, 60P SFP+ PORTS, 16 8G FC Ports, 0 x 8G SWL Optics, NON-PORT SIDE EXHAUST AF Includes fan, power supply, VCS & FCoE license
[**]	XIB-VDX6730-60-R-X	VDX 6730, 60P SFP+ PORTS,16 8G FC Ports, 0 x 8G SWL Optics, PORT SIDE EXHAUST AF Includes fan, power supply, VCS & FCoE license
[**]	IB-000182-X	SFP+, LR, 10G, 1-PK, BR
[**]	IB-000153-X	SFP+, LWL 10KM, 8G, 1-PK, BR
[**]	IB-000190-X	SFP,1GE COPPER,1-PK, ROHS
[**]	IB-E1MG-SX-OM-X	1000BASE-SX SFP OPTIC, MMF, LC CONNECTOR, OPTICAL MONITORING CAPABLE, 1 PACK
[**]	IB-E1MG-LX-OM-X	1000BASE-LX SFP OPTIC, SMF, LC CONNECTOR, OPTICAL MONITORING CAPABLE, 1 PACK

For the products listed above only, Section 9.8 is modified as follows:

Supplier shall stock [**] FRU for each of the applicable products at no additional charge to Buyer. Buyer shall place order(s) with Supplier to replace FRU(s) no later than the next business day after Buyer pulls the FRU(s) from its inventory. Buyer shall provide updated FRU usage reports for review during the parties' weekly quality reviews. For the first two quarters of this Amendment, the parties shall hold quarterly reviews to discuss FRU inventory and usage for the Amsterdam and Mechanicsburg shipping locations.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 45 to SOW 1 Page 50 of 52
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•	Attachment A, IBM CSP Requirements - For the purpose of products listed in Schedule 3 to Exhibit A, this section is deemed deleted.

•	Section 12.0 Hazardous Substance and Environmental Law Requirements - For the purpose of products listed in Schedule 3 to Exhibit A, this section shall be amended to read as follows.

12.0 Hazardous Substance and Environmental Law Requirements

Supplier is responsible for understanding and complying with: (a) all Environmental Laws applicable to Supplier that restrict, regulate or otherwise govern Buyer's direct or indirect import, export, sale or other distribution of Supplier's Products or Deliverables on a stand-alone basis, or as part of a buyer server, storage, or retail store solution. “Environmental Laws” means those laws, rules and regulations (local, state, provincial or federal) of the nations of the European Union, United States, Canada, Brazil, Venezuela, Switzerland, Norway, South Africa, Israel, Egypt, Hong Kong, Russia, China, Singapore, Taiwan, India, Korea and Australia that relate to environmental matters, including without limitation material restrictions, material bans, product labeling, availability of product environmental information, energy efficiency, end-of-life product take back, packaging, batteries and other similar requirements. For example, Environmental Laws include without limitation those laws of the European Union member states that implement Directive 2002/95/EC regarding restriction of the use of certain hazardous substances in electrical and electronic equipment. As requested by Buyer, Supplier shall provide evidence of compliance with the legal requirements resulting from its obligations above by suitable means, and shall assist Buyer with any reporting obligations related to Supplier's Products or Deliverables on a stand-alone basis, or as part of a buyer server, storage, or retail store solution. Supplier certifies that the information and data provided in accordance with the foregoing, as well as any other information or data provided in accordance with the applicable specifications is accurate, true, and complete. Should supplier become aware of any conflict between the requirements of a Buyer specification applicable to the Product or Deliverable and the Environmental Laws, Supplier shall notify Buyer in writing of the conflict and Buyer shall inform Supplier which restriction controls. Notwithstanding the foregoing, where Buyer is deemed the producer of supplier's products or deliverables under a European Union member state's implementation of Directive 2002/96/EC on waste electrical and electronic equipment, buyer shall have responsibility as the producer under this law unless it contracts with supplier to perform some or all of the producer responsibilities.

•	Section 12.1 - For the purpose of products listed in Schedule 3 to Exhibit A, this section is deemed deleted.

Amendment 45 to SOW 1 Page 51 of 52
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